EXHIBIT 10.1

                                                                October 12, 2007


Great Point Partners LLC
165 Mason Street, 3rd Floor
Greenwich, CT 06830

Dear Sirs:

         By this letter agreement (this "Agreement"), for good and valuable consideration, subject to the terms and conditions set forth herein, each of the undersigned severally and not jointly grants you (which term as used herein shall mean the addressee and any affiliated funds) an option to acquire up to the number of shares of Common Stock, par value $.0001 per share (the "Common Stock") of HAPC, Inc. (the "Company") set forth below the undersigned's name below, for an aggregate purchase price of $1.00 (the "Options").

CONDITIONS PRECEDENT TO EXERCISE OF OPTIONS

         You shall be entitled to exercise the Options upon the satisfaction of each of the following conditions:

         (i) On October 12, 2007, you shall have placed a buy order (the "Buy Order") with FTN Midwest Securities Corp. ("FTN") or Broadband Capital Management LLC to purchase up to 3,000,000 shares of the Company's Common Stock at a price of no more than $5.97 per share and keep such order open for four trading days.

         (ii)     The  Company's  acquisition  of  InfuSystem,   Inc.  shall  be
                  approved by the requisite vote of the holders of Common Stock and such acquisition shall be consummated.

         (iii) The representations and warranties set forth below under "Optionee's Representations and Warranties" shall be true and correct in all material respects.

EXERCISE OF OPTION

         The Options may be exercised in whole, but not in part, for a number of shares of Common Stock equal to (A) the sum of (i) the number of shares of Common Stock purchased pursuant to the Buy Order (whether or not you receive the proxy materials with respect to such shares in sufficient time to enable you to vote such shares at the Company's special annual meeting that convened on September 26, 2007 and currently adjourned until October 19, 2007 (as it may be further adjourned, the "Annual Meeting")) (the "Purchased Shares"), less (ii) the number of such Purchased Shares, if any, with respect to which you vote against the Company's acquisition of InfuSystem, Inc. at the Annual Meeting, times (B) 0.5. on any day after the conditions precedent set forth above have been satisfied. In order to exercise the Options, you shall deliver written notice to the undersigned c/o FTN Midwest Securities Corp., 350 Madison Avenue, New York, NY 10017, Attn: Scott Chesky, setting forth the number of Options to be exercised and the proposed closing date (the "Closing Date") which shall be at least three business days subsequent to the date of such notice. On such Closing Date, the undersigned shall deliver to you certificates representing the shares of Common Stock subject to the Options, together with appropriate stock transfer forms and you shall deliver full payment for such shares by such payment means as may be agreed. The undersigned shall be responsible for all transfer taxes payable in connection with the exercise of the Options.

         In the event the number of shares of Common Stock subject to the Options is less than 1,500,000, the shares subject to the Options of each of the undersigned shall be reduced pro rata. In no event, however, shall you be entitled to receive more than 1,500,000 shares of Common Stock upon your exercise of the Options.

         The obligations of the undersigned to you under this Agreement are several and not joint. In the event one or more of the undersigned fails to deliver to you certificates representing the appropriate number of shares of Common Stock subject to the Options, together with appropriate stock transfer forms, upon the Closing Date, none of the other undersigned parties hereto shall be in any way be responsible for or liable to you for such default hereunder.

REGISTRATION RIGHTS

         By this Agreement, each of the undersigned hereby assigns to you, effective as of the Closing Date, all of undersigned's rights pursuant to the Registration Rights Agreement, dated as of April 11, 2006 with the Company, with respect to the shares of Common Stock to be purchased by you pursuant to the Options.

         Each of the undersigned undertakes to cause the Registration Rights Agreement to be amended no later than October 17, 2007 to provide that:

         (i) you shall be a named party thereto and both the Common Stock acquired by you pursuant to the Options, the warrants (the "Warrants') and the Common Stock to be acquired by you upon the exercise of the warrants transferred to you by FTN pursuant to your agreement with FTN dated the date hereof (the "Warrant Shares") shall be Registrable Securities thereunder;


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

         (ii) you shall be entitled to one demand right, which may be exercised at any time immediately after the exercise of the Options with respect to the registration of the shares of Common Stock subject to the Options, and to one demand right with respect to the registration of the Warrants and the Warrant Shares;

         (iii) notwithstanding the fact that you own less than 50% of the Registrable Securities, the Company shall be required to honor your demand rights with respect to Registrable Securities;

         (iv) the Company will use its commercially reasonable efforts to have each registration statement filed pursuant to your demand declared effective within 90 days of the demand, if not reviewed by the U.S. Securities and Exchange Commission (the "SEC") or within 180 days of the demand (in the event of a full review by the SEC);

         (v) you shall have priority over the undersigned with respect to any underwriter cutbacks;

         (vi) the Company will keep each registration statement filed pursuant to your demand effective for 3 years; and

         (vii) provide for any other amendments thereto necessary to effect the intent of the foregoing.

REPRESENTATIONS AND WARRANTIES

         Each of the undersigned, severally and not jointly, represents and warrants to you as of the date of this Agreement and the Closing Date the following:

         (i) On the date hereof (except in the case of Messrs. McDevitt and Lavecchia) each of the undersigned is, and on the Closing Date each of the undersigned will be, the record and beneficial owner of and has or will have good and valid title to the shares of Common Stock subject to the Option, free and clear of any and liens, claims or encumbrances; or the like; except with respect to the rights granted under this Agreement, the undersigned is not a party to, and the shares of Common Stock subject to the Option are not subject to, any option, warrant, contract, call, pledge, put, right of first refusal, tag-along, drag-along or other agreement or commitment providing for or relating to the disposition or acquisition of the Common Stock subject to the Option;

         (ii) Each of the undersigned has the right, power and authority to enter into this Agreement, and on the Closing Date each will have the right, power and authority and to sell, assign and transfer the shares of Common Stock subject to the Option;


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

         (iii) the entry into this Agreement and the sale of the Common Stock subject to the Option do not (A) conflict with, violate, result in any breach of, or constitute a default under any contract or agreement to which the undersigned is a party or to which the shares of Common Stock subject to the Option are subject to, or (B) violate any law, order, decree, judgment, injunction or other action; and

         (iv) the shares of Common Stock subject to the Option are not subject to any voting agreements, voting trusts or similar arrangements.

Additionally, each of the undersigned hereby acknowledges to you that he is sophisticated and knowledgeable with respect to the transactions contemplated by this Agreement and has such information as he deems appropriate under the circumstances to make an informed decision regarding the transactions contemplated by this Agreement. Each of the undersigned hereby agrees that he has made his own independent analysis and decision to enter into the transactions contemplated by this Agreement, based on such information as each of the undersigned has deemed appropriate under the circumstances, and without reliance on you (except for reliance on any express representation made by you in this Agreement).

LOCK-UP AGREEMENT

         Concurrently with the execution and delivery hereof, Sean McDevitt has delivered to you a lock-up agreement duly executed by him. Such lock-up agreement, however, shall not become effective until the Closing Date. Mr. McDevitt further represents and warrants to you that he has all requisite right, authority and power to execute such lock-up agreement and that upon its effectiveness such agreement will be a valid and binding agreement enforceable against him in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights in general and by general principles of equity.

BOARD REPRESENTATION AGREEMENT

         Concurrently with the execution and delivery hereof, the undersigned has delivered to you an agreement of the Company providing you the right to designate one nominee for the Board of Directors of the Company, and to have observation rights prior to such designation. Such agreement, however, shall not become effective until the Closing Date.

OPTIONEE'S REPRESENTATIONS AND WARRANTIES

         You hereby represent and warrant to each of the undersigned as follows:

         (i) You are an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act").

         (ii) You understand and acknowledge that the Options and the Common Stock underlying the Options have not been registered under the Securities Act or the securities laws of any state of the United States and are being offered only in a transaction not involving any public


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

offering pursuant to exemptions from registration for transactions not involving any public offering in the United States within the meaning of the Securities Act and in compliance with applicable local laws and regulations, and are therefore "restricted securities" within the meaning of Rule 144 under the Securities Act.

         (iii) The Options and the Common Stock underlying the Options are being purchased for your own investment and you have not offered or sold any portion of the Options being acquired, nor do you have any present intention of selling, distributing or otherwise disposing of the Options or Common Stock underlying the Options, either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act.

         (iv) In the normal course of your business, you invest in or purchase securities similar to the Options and the Common Stock underlying the Options and have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of investing in the Options.

         (v) You are aware that you may be required to bear the economic risk of an investment in the Common Stock underlying the Options for an indefinite period of time and you are able to bear such risk for an indefinite period.

         (vi) You understand and agree that the certificates evidencing the Common Stock underlying the Options will, unless otherwise agreed by the Company, bear a legend substantially to the following effect:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE AND OTHER SECURITIES LAWS."

VOTING INTENT

         You hereby represent and warrant to each of the undersigned that it is your present intention, as of the date hereof, to vote, or cause to be voted, all Purchased Shares in favor of the Company's acquisition of InfuSystem, Inc. at the Annual Meeting. However, the undersigned acknowledge that you reserve the right to vote, or cause to be voted, all Purchased Shares against the Company's acquisition of InfuSystem, Inc. at the Annual Meeting.


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


FURTHER ASSURANCES

         Each of the parties hereto shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and their intent and to consummate the transactions contemplated by this Agreement.

MISCELLANEOUS

         You and the undersigned hereby agree that:

         (i) You agree and acknowledge that the terms of this Option Agreement and of the transactions contemplated hereby will be disclosed by the Company in a supplement to its Proxy Statement in respect of its Annual Meeting. The undersigned will cause the Company to provide you a reasonable opportunity to review such disclosure in advance of its filing with the SEC and distribution to the Company's stockholders.

         (ii)  Sean   McDevitt   shall  be   responsible   for  the   reasonable
out-of-pocket fees and expenses incurred by you in connection with the transactions contemplated hereby in an amount not to exceed $200,000. You shall provide documentary support for all reimbursable expenses.

         (iii) Neither this Agreement, the Options, nor any of the rights, interests or obligations under this Agreement may be assigned or delegated by any party hereto, in whole or in part, by operation of law or otherwise; provided, however, that you may assign or delegate, in whole or in part, this Agreement to any one or more of your affiliated funds.

         (iv) This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

         (v) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.


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


         Please acknowledge your agreement to the terms set forth herein by executing this Agreement where indicated.

                                  Very truly yours,


                                  /s/ SEAN MCDEVITT
                                  ---------------------------------------------
                                  SEAN MCDEVITT
                                  765,956 shares of Common Stock

                                  /s/ PAT LAVECCHIA
                                  ---------------------------------------------
                                  PAT LAVECCHIA
                                  159,575 shares of Common Stock

                                  /s/ JOHN VORIS
                                  ---------------------------------------------
                                  JOHN VORIS
                                  255,319 shares of Common Stock

                                  /s/ WAYNE YETTER
                                  ---------------------------------------------
                                  WAYNE YETTER
                                  159,575 shares of Common Stock

                                  /s/ JEAN PIERRE MILLON
                                  ---------------------------------------------
                                  JEAN PIERRE MILLON
                                  159,575 shares of Common Stock

ACCEPTED AND AGREED:


GREAT POINT PARTNERS LLC


By:/s/ KEVIN XIE
------------------------------------
Name: Kevin Xie
Title: Principal


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